iShares®

iShares Trust

Supplement dated June 11, 2026 to the currently effective

Statement of Additional Information (the “SAI”)

for the following Funds (each, a “Fund” and collectively, the “Funds”)

iShares Future Metaverse Tech and Communications ETF (IVRS)

iShares Breakthrough Environmental Solutions ETF (ETEC)

iShares Future Exponential Technologies ETF (XT)

iShares Future AI & Tech ETF (ARTY)

Morningstar, Inc. (the “Index Provider”) has made certain changes to the methodology for the indexes that are tracked by the Funds with respect to minimum free float criteria for index eligibility.

The following changes are effective immediately:

1.

In the SAI for IVRS, the first paragraph of the subsection “Index Methodology” in the “Morningstar Global Metaverse & Virtual Interaction Select Index” section is deleted and replaced with the following:

Index Methodology. Securities from the Parent Index are eligible for inclusion in the Underlying Index based on the following criteria:

•

Securities must have at least $2 million in three-month average daily trading volume (“ADTV”) and at least a $300 million free float market capitalization. Current index constituents are eliminated if they have less than $1.5 million in three-month ADTV or less than $200 million free float market capitalization.

•	The issuer must be classified by Morningstar as a producer of goods or services related to a theme of the Underlying Index or a supplier of such producers.

•

The issuer must have current exposure from at least one theme, as determined by Morningstar, and must be highly likely to experience at least a 5% increase in net profit over the next five years from exposure to that theme.

•

A security must have a minimum 10% free float; however, if a security does not meet the 10% minimum, it will still be eligible for inclusion if its float-adjusted market capitalization is at least twice the total market capitalization corresponding to the breakpoint between the mid-capitalization and small-capitalization size segments for its economic region, as determined by the Index Provider.

To calculate a security’s free float value, the Index Provider estimates the number of listed shares that it deems not to be available for trading in the market, using securities reports and other publicly available documents, and then subtracts that number from the total outstanding shares of the security.

2.	In the SAI for ETEC, the second paragraph of the “Morningstar Global Emerging Green Technologies Select Index” section is deleted and replaced with the following:

To construct the Underlying Index, the Index Provider begins with securities from the Morningstar Global Markets ex-India Index and applies a number of exclusions. A security must have a minimum 10% free float. To calculate a security’s free float value, the Index Provider estimates the number of listed shares that it deems not to be available for trading in the market, using securities reports and other publicly available documents, and then subtracts that number from the total outstanding shares of the security. However, if a security does not meet the 10% minimum, it will still be eligible for inclusion if its float-adjusted market capitalization is at least twice the total market capitalization corresponding to the breakpoint between the mid-capitalization and small-capitalization size segments for its economic region, as determined by the Index Provider.

The Index Provider excludes constituents with an average three-month trailing daily trading volume of less than $2 million or a free float market capitalization of less than $300 million. Current index constituents are eliminated if they have an average three-month trailing daily trading volume of less than

$1.5 million or a free float market capitalization of less than $200 million. If a company has more than one eligible share class, the Index Provider will select the one that is a current index constituent. Otherwise, the Index Provider will select the most liquid share class, as determined by the Index Provider.

3.	In the SAI for XT, the following language is added to the end of the fifth paragraph of the “Morningstar Exponential Technologies Index” section:

Additionally, a security must have a minimum 10% free float. To calculate a security’s free float value, the Index Provider estimates the number of listed shares that it deems not to be available for trading in the market, using securities reports and other publicly available documents, and then subtracts that number from the total outstanding shares of the security. However, if a security does not meet the 10% minimum, it will still be eligible for inclusion if its float-adjusted market capitalization is at least twice the total market capitalization corresponding to the breakpoint between the mid-capitalization and small-capitalization size segments for its economic region, as determined by the Index Provider.

4.	In the SAI for ARTY, the following language is added to the end of the first paragraph of the “Morningstar Global Artificial Intelligence Select Index” section:

Additionally, a security must have a minimum 10% free float. To calculate a security’s free float value, the Index Provider estimates the number of listed shares that it deems not to be available for trading in the market, using securities reports and other publicly available documents, and then subtracts that number from the total outstanding shares of the security. However, if a security does not meet the 10% minimum, it will still be eligible for inclusion if its float-adjusted market capitalization is at least twice the total market capitalization corresponding to the breakpoint between the mid-capitalization and small-capitalization size segments for its economic region, as determined by the Index Provider.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-IPO6-0626

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE